Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21:- SUBSEQUENT EVENTS

1.

On February 7, 2019, the Company has signed a Share Purchase Agreement (“SPA”) with an SPV related to the Exigent Capital Group (“SPV”) for the sale of between 3,760,417 ordinary shares of Elbit Medical (1.6% of its outstanding share capital) and 57,968,760 ordinary shares of Elbit Medical (25% of its outstanding share capital) (the “Maximum Quantity”). Under the terms of the SPA, the SPV is to purchase an aggregate number of between 3,760,417 and 28,984,380 shares of Elbit Medical for a price per share of NIS 0.96 or before March 27, 2019 (the “Initial Closing”). During the period from the Initial Closing until May 13, 2019, the SPV may purchase additional shares up to the Maximum Quantity (including the shares purchased at the Initial Closing), for a price per share of NIS 1.02, but it is not obligated to do so.

As of May 13, 2019, the SPV purchased 3,760,417 shares for a total consideration of approximately NIS 3.6 million and waived the option it had to purchase additional shares of Elbit Medical.

2.	On April 2, the Company announced it has received a notice from the purchaser of the Radisson hotel in Romania as mention in Note 19 a claiming that it is entitled to indemnification in the amount of approximately €3 million, due to the alleged breach of certain warranties made by the Subsidiary in the Agreement (the “Notice”). In the Notice the purchaser has informed the Company that it has submitted claims under the policies of Warranty & Indemnity Insurance and Title Insurance taken out in terms of the Agreement, which provides that where loss arising from a warranty claim may reasonably be anticipated to be covered by such insurance policies, the purchaser will firstly attempt to recover such loss out of the proceeds paid out under such policies. The Company is currently examining the Notice with its legal advisors. After a preliminary review of the Notice, the Company believes that the warranty claims are without merit and intends to vigorously contest same.

3.	On May 6, the Company announced that it has filed a lawsuit against the Municipality of Tiberias (the “Defendant”) regarding a plot of land near Tiberius, Israel, that was previously leased by the Company from the Israel Land Administration for a term of 49 years (the “Plot”).

As previously disclosed, in July 2016 the Company announced the termination of the said lease agreement and now the Company is suing to obtain a refund of approximately NIS 7 million (including interest and linkage) that was deposited in the Defendant’s bank account and designated for development charges and fees related to the Plot. The Defendant made no such use of the deposit and hence the Company’s lawsuit.